THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

MISTER GOODY, INC.

2011 Employee Stock Plan

NONSTATUTORY STOCK OPTION AGREEMENT

Mister Goody, Inc. (the “Company”), hereby grants an option (“Option”) to purchase shares of its common stock (“Shares”) to the optionee (“Optionee”) named below. The terms and conditions of the Option are set forth in this cover sheet, in the attachment and in the Company’s 2011 Employee Stock Plan (the “Plan”).

Date of Grant:  ______________

Name of Optionee:  ______________

Optionee’s Social Security Number:  ______________

Number of Shares Covered by Option:  ______________

Exercise Price per Share: $______________

Vesting Start Date: ______________

By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached.

Optionee:

______________________________

(Signature)

Company:

______________________________

(Signature)

Title:

______________________________

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THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.

MISTER GOODY, INC.

2011 Employee Stock Plan

NON-STATUTORY STOCK OPTION AGREEMENT

1.

Non-Statutory Stock Option. This Option is not intended to be an incentive stock option under section 422 of the Internal Revenue Code and will be interpreted accordingly.

2.

Vesting Schedule. Your Option shall vest as follows:

______________

______________

______________

No additional Shares will vest after your continuous employment with the Company as a consultant (“Employment”) has terminated for any reason.

3.

Term. Your Option will expire in any event at the close of business at Company headquarters on the day before the _____the anniversary of the Date of Grant, as shown on the cover sheet. (It will expire earlier if your Employment terminates, as described below.)

4.

Regular Termination. If your Employment terminates for any reason except death or disability, your Option will expire at the close of business at Company headquarters on the 90th day after your termination date, but in no event later than on the specified termination date described in paragraph 3 above. During that 90-day period, you may exercise that portion of your Option that was vested on your termination date.

5.

Death. If you die while in Employment with the Company, your Option will expire at the close of business at Company headquarters on the date twelve (12) months after the date of death. During that twelve-month period, your estate or heirs may exercise that portion of your Option that was vested on the date of death, but in no event later than on the specified termination date described in paragraph 3 above.

6.

Disability. If your Employment terminates because of your disability, as defined in the Plan, your Option will expire at the close of business at Company headquarters on the date twelve (12) months after your termination date, but in no event later than on the specified termination date described in paragraph 3 above. During that twelve-month period, you may exercise that portion of your Option that was vested on the date of your disability.

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7.

Leaves of Absence. For purposes of this Option, your Employment does not terminate when you go on a bona fide leave of absence that was approved by the Company in writing, if the terms of the leave provide for continued Employment crediting, or when continued Employment crediting is required by applicable law. However, your Employment will be treated as terminating ninety (90) days after you went on leave, unless your right to return to active work is guaranteed by law or by a contract. Your Employment terminates in any event when the approved leave ends unless you immediately return to active work. The Company determines which leaves count for this purpose, and when your service terminates for all purposes under the Plan.

8.

Notice of Exercise.  When you wish to exercise this Option, you must execute Exhibit A. Your exercise will be effective when it is received by the Company. If someone else wants to exercise this Option after your death, that person must prove to the Company’s satisfaction that he or she is entitled to do so.

9.

Form of Payment. When you submit Exhibit A, you must include payment of the Exercise Price for the Shares you are purchasing. Payment may be made in one (or a combination) of the following forms at the discretion of the committee: (i) your personal check, a cashier’s check or a money order; or (ii) any other form of legal consideration approved by the committee.

10.

Withholding Taxes. You will not be allowed to exercise this Option unless you make acceptable arrangements to pay any withholding or other taxes that may be due as a result of the Option exercise or the sale of Shares acquired upon exercise of this Option.

11.

Restrictions on Resale. By signing this Agreement, you agree not to exercise this Option or sell any Shares acquired upon exercise of this Option at a time when applicable laws, regulations or Company or underwriter trading policies prohibit exercise or sale.

If the sale of Shares under the Plan is not registered under the Securities Act of 1933, as amended (the “Securities Act”), but an exemption is available which requires an investment or other representation, you shall represent and agree at the time of exercise that the Shares being acquired upon exercise of this Option are being acquired for investment, and not with a view to the sale or distribution thereof, and shall make such other representations as are deemed necessary or appropriate by the Company and its counsel.

12.

Transfer of Option. Prior to your death, only you may exercise this Option. You cannot transfer or assign this Option. For instance, you may not sell this Option or use it as security for a loan. If you attempt to do any of these things, this Option will immediately become invalid. You may, however, dispose of this Option in your will.

Regardless of any marital property settlement agreement, the Company is not obligated to honor a Notice of Exercise from your spouse or former spouse, nor is the Company obligated to recognize such individual’s interest in your Option in any other way.

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13.

Retention Rights. This Agreement does not give you the right to be retained by the Company in any capacity. The Company reserves the right to terminate your Employment at any time and for any reason.

14.

Shareholder Rights.  Neither you, nor your estate or heirs, have any rights as a shareholder of the Company until a certificate for the Shares acquired upon exercise of this Option has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before your stock certificate is issued, except as described in the Plan.

15.

Adjustments.  In the event of a stock split, a stock dividend or a similar change in the Company’s Stock, the number of Shares covered by this Option and the Exercise Price per share may be adjusted pursuant to the Plan. Your Option shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

16.

Legends. All certificates representing the Shares issued upon exercise of this Option shall, where applicable, have endorsed thereon the following legends:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE, AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED AND QUALIFIED PURSUANT TO THE RELEVANT PROVISIONS OF FEDERAL AND STATE SECURITIES LAWS OR IF THE COMPANY IS PROVIDED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT REGISTRATION AND QUALIFICATION UNDER FEDERAL AND STATE SECURITIES LAWS IS NOT REQUIRED.”

17.

Applicable Law. This Agreement will be interpreted and enforced under the laws of the State of Florida (without regard to their choice of law provisions).

18.

The Plan and Other Agreements.  You acknowledge receipt of a copy of the Plan. The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan. This Agreement, including its attachments and the Plan constitute the entire understanding between you and the Company regarding this Option. Any prior agreements, commitments or negotiations concerning this Option or any other option granted to you by the Company are superseded.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan. You also acknowledge that you have read Section 3, “Purchaser’s Investment Representations” of Attachment A and that you can and hereby do make the same representations with respect to the grant of this Option.

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EXHIBIT A

MISTER GOODY, INC.

Notice of Exercise and Common Stock Purchase Agreement

THIS AGREEMENT is dated as of ___________, ____, between Mister Goody, Inc., a Florida corporation (the “Company”), and _________________ (“Purchaser”).

WITNESSETH

WHEREAS, the Company and Purchaser are parties to that certain ___ Incentive; or ____ Non-statutory; Stock Option Agreement dated as of ___________, ____ (the “Option Agreement”) pursuant to which the Purchaser has the right to purchase up to ___________________ shares of the Company’s common stock (the “Option Shares”); and

WHEREAS, the Option is exercisable with respect to certain of the Option Shares as of the date hereof; and

WHEREAS, pursuant to the Option Agreement, Purchaser desires to purchase shares of the Company as herein described, on the terms and conditions set forth in this Agreement, the Option Agreement and the Mister Goody, Inc. 2011 Employee Stock Plan (the “Plan”).

NOW, THEREFORE, it is agreed between the parties as follows:

SECTION 1: PURCHASE OF SHARES.

(a)

Pursuant to the terms of the Option Agreement, Purchaser hereby agrees to purchase from the Company and the Company agrees to sell and issue to Purchaser ________________ shares of the Company’s common stock (the “Stock”) for the exercise price per share specified in the Option Agreement payable by personal check, cashier’s check, money order, or otherwise as permitted by the Option Agreement, as follows: _______________________________. Payment shall be delivered at the Closing, as such term is hereinafter defined.

(b)

The closing hereunder (the “Closing”) shall occur at the offices of the Company on __________, ____, or such other time and place as may be designated by the Company (the “Closing Date”).

SECTION 2: LEGEND OF SHARES.

All certificates representing the Stock purchased under this Agreement shall, where applicable, have endorsed thereon the legends set forth in the Option Agreement and any other legends required by applicable securities laws.

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 SECTION 3: PURCHASER’S INVESTMENT REPRESENTATIONS.

(a)

This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s acceptance hereof Purchaser confirms, that the Stock which Purchaser will receive will be acquired with Purchaser’s own funds for investment for an indefinite period for Purchaser’s own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting participation in, or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of Purchaser’s property shall at all times be within Purchaser’s control. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, understanding or agreement with any person to sell, transfer, or grant participation, to such person or to any third person, with respect to any of the Stock.

(b)

Purchaser understands that the Stock will not be registered or qualified under federal or state securities laws on the ground that the sale provided for in this Agreement is exempt from registration or qualification under federal or state securities laws and that the Company’s reliance on such exemption is predicated on Purchaser’s representations set forth herein.

(c)

Purchaser agrees that in no event will Purchaser make a disposition of any of the Stock unless and until (i) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (ii) Purchaser shall have furnished the Company with an opinion of counsel satisfactory to the Company to the effect that (A) such disposition will not require registration or qualification of such Stock under federal or state securities laws or (B) appropriate action necessary for compliance with the federal or state securities laws has been taken or (iii) the Company shall have waived, expressly and in writing, its rights under clauses (i) and (ii) of this section.

(d)

With respect to a transaction occurring prior to such date as the Plan and Stock thereunder are covered by a valid Form S-8 or similar federal registration statement, this subsection shall apply unless the transaction is covered by an appropriate state blue sky exemption or a similar broad based exemption. In connection with the investment representations made herein, Purchaser represents that Purchaser is able to fend for himself or herself in the transactions contemplated by this Agreement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Purchaser’s investment, has the ability to bear the economic risks of Purchaser’s investment and has been furnished with and has had access to such information as would be made available in the form of a registration statement together with such additional information as is necessary to verify the accuracy of the information supplied and to have all questions answered by the Company.

(e)

Purchaser understands that any sale of the Stock which might be made by Purchaser in reliance upon Rule 144 under the Securities Act of 1933 may be made only in limited amounts in accordance with the terms and conditions of that Rule.

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SECTION 4: NO DUTY TO TRANSFER IN VIOLATION HEREUNDER.

The Company shall not be required (a) to transfer on its books any shares of Stock of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement or (b) to treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

SECTION 5: RIGHTS OF PURCHASER.

Except as otherwise provided herein, Purchaser shall, during the term of this Agreement, exercise all rights and privileges of a stockholder of the Company with respect to the Stock.

SECTION 6: OTHER NECESSARY ACTIONS.

The parties agree to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

SECTION 7: NOTICE.

Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon the earliest of personal delivery, receipt or the third full day following deposit in the United States Post Office with postage and fees prepaid, addressed to the other party hereto at the address last known or at such other address as such party may designate by ten (10) days’ advance written notice to the other party hereto.

SECTION 8: SUCCESSORS AND ASSIGNS.

This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon Purchaser and Purchaser’s heirs, executors, administrators, successors and assigns. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of a like or different nature.

SECTION 9: APPLICABLE LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Florida, as such laws are applied to contracts entered into and performed in such state.

SECTION 10: NO ORAL MODIFICATION.

No modification of this Agreement shall be valid unless made in writing and signed by the parties hereto.

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SECTION 11: ENTIRE AGREEMENT.

This Agreement and the Option Agreement constitute the entire complete and final agreement between the parties hereto with regard to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Mister Goody, Inc.	Purchaser

By:
It’s:________________________	Name:_______________________

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SPOUSAL CONSENT

The undersigned is the spouse of the Optionee referred to in the attached Non-Statutory Stock Option Agreement (the “Agreement”). The undersigned acknowledges that he or she:

A.

Has received, reviewed and understands the terms of the Agreement (including its attachments)

B.

Consents to the Agreement, and agrees to be bound by its terms to the extent that he or she now has or may obtain any interest in the Option or Shares covered by the Agreement; and

C.

Understands that the Company is relying upon this consent in entering into the Agreement and is not taking further steps to protect its interests.

Date: ___________________________

Name:__________________________

Signature:________________________

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